Note 10 - Concentrations	9 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Concentration Risk Disclosure [Text Block]

NOTE 10: CONCENTRATIONS

Customer Concentration. Two and one customers accounted for more than 10% of the accounts receivable balance at each of December 31, 2022 and March 31, 2022, respectively for a total of 97% and 98% of accounts receivable, respectively. In addition, two and two customers represent approximately 80% and 98% of total revenues for the Company for the nine months ended December 31, 2022 and 2021, respectively.

The Company occasionally maintains cash balances in excess of the FDIC insured limit. The Company does not consider this risk to be material.